Stanislav Sukhorukov Vice President, Senior Assistant General Counsel

September 5, 2025

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Zurich American Life Insurance Company (“Zurich”)
ZALICO Variable Annuity Separate Account (“Registrant”)

Commissioners:

Zurich North America

Pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“Act”), Zurich, on behalf of the Registrant, is filing the accompanying cover letter (Cover Letter) regarding Shareholder Report mailing and the internet availability of the semi-annual reports, for the period ended June 30, 2025, for portfolios (“Portfolios”) of the following underlying funds (“Funds”) in which corresponding subaccounts of the Registrant (“Subaccounts”) invest:

Mobile: (347) 572-1628 stanislav.sukhorukov@zurichna.com

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(File No. 811-07452)

The Alger Portfolios (File No. 811-05550)

BNY Mellon Investment Portfolios (File No. 811-08673)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)

Deutsche DWS Investments VIT Funds (File No. 811-07507)

Deutsche DWS Variable Series I (File No. 811-04257)

Deutsche DWS Variable Series II (File No. 811-05002)

Janus Aspen Series (File No. 811-07736)

Zurich, on behalf of the Registrant, mailed the Cover Letter and the semi-annual reports to each owner of a variable annuity contract who had allocated contract value to a Subaccount investing in a Portfolio. The Cover Letter informed shareholders that they can elect to receive Shareholder Report by e-Delivery method. Some of the Portfolios or Funds listed above may not be available under every contract offered through the Registrant. We understand that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned at stanislav.sukhorukov@zurichna.com.

Sincerely,

Stanislav Sukhorukov
Vice President, Senior Assistant General Counsel

Enclosure

Important Reports to Shareholders of Fund Portfolios Under Your Zurich American Life Insurance Company Annuity Contract Are Now Available

Effective July 24, 2024, we are required to mail you simplified and concise class level shareholder reports in print. This package includes copies of Shareholder Semi-Annual Report related to your Zurich American Life Insurance Company (ZALICO) Variable Annuity Contract.

Control #

The shareholder reports for Fund Portfolios that correspond to Subaccounts under your Contract are available for viewing online at:

https://dfinview.com/zalico/

To change your delivery preferences, visit the following website and make your selection:

https://dfinreports.com/zalico/

Already signed up for paperless e-delivery? You may have received this package because our previous email attempt bounced. We’ve stopped sending you electronic documents. You can easily re-enroll if you prefer e-delivery, just make your selection by visiting the the following website:

https://dfinreports.com/zalico/

Want to get other documents electronically?

Visit the following website and make your selection to sign up e-delivery to retrieve Prospectus and other documents electronically. Otherwise, you will receive paper copies.

https://dfinreports.com/zalico/

Need help? Call Our Customer Service Center 1-800-449-0523.

Regular Mail	Overnight Mail
Zurich American Life Insurance Company	Zurich American Life Insurance Company
Service Center	Service Center
PO Box 64361	7805 Hudson Rd, Ste 180
St. Paul, MN 55164-0361	Woodbury, MN 55125

Zurich American Life Insurance Company Administrative office: PO Box 64361, St, Paul, MN 55164-0361 Securities are distributed by BFP Securities, LLC, 6 City Place, Suite 400, St. Louis, MO 63141